UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 28, 2022

Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 28, 2022, HP Inc., a Delaware corporation (“HP”) and Plantronics, Inc., a Delaware corporation (“Poly”), issued a joint press release announcing that they have entered into a definitive agreement pursuant to which HP will acquire Poly for a price of $40.00 per share, in an all-cash transaction valued at approximately $3.3 billion, inclusive of Poly’s net debt. The transaction is expected to close by the end of calendar 2022, subject to customary closing conditions, including regulatory approvals. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

99.1	HP Inc. and Plantronics, Inc. Joint Press Release dated March 28, 2022.
104	Cover Page Interactive Data File, formatted in Inline XBRL

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving HP, Prism Subsidiary Corp. and Poly, and may be deemed to be solicitation material in respect of such transaction. A meeting of the stockholders of Poly will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. Poly expects to file a proxy statement in both preliminary and definitive form and other relevant documents with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction and the solicitation of proxies in connection therewith. The definitive proxy statement will be sent or given to the stockholders of Poly and will contain important information about the proposed transaction and related matters. This communication is not a substitute for the proxy statement or any other document that may be filed or furnished by the parties with the SEC. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF POLY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT POLY AND THE PROPOSED TRANSACTION. Stockholders will be able to obtain copies of the proxy statement and other relevant materials and documents filed by Poly with the SEC (when they become available) for no charge at the SEC’s website at www.sec.gov. In addition, Poly stockholders will be able to obtain free copies of the definitive proxy statement from Poly by contacting Poly’s Investor Relations Department at IR@poly.com or by going to Poly’s Investor Relations page on its corporate website at https://investor.poly.com.

Participants in the Solicitation

HP, Poly and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Poly’s stockholders in respect of the proposed transaction. Information concerning the ownership of Poly securities by Poly’s directors, executive officers and other members of management who may, under the rules of the SEC, be considered to be participants in the solicitation of Poly’s stockholders in connection with the proposed transaction can be found in their respective SEC filings on Forms 3, 4, and 5, as well as in Poly’s Definitive Proxy Statement for its 2021 Annual Meeting of Stockholders filed with the SEC on June 14, 2021 and Annual Report on Form 10-K for the fiscal year ended April 3, 2021 filed with the SEC on May 18, 2021, in each case as supplemented by other public filings made, and to be made, with the SEC by Poly. Information concerning HP’s directors, executive officers and other members of management can be found in HP’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on February 23, 2022 and in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 filed with the SEC on December 9, 2021. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Poly intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This document contains statements, estimates, projections or guidance that constitute forward-looking statements as defined under the U.S. federal securities laws about the proposed transaction based on current expectations and assumptions that involve risks and uncertainties. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding the potential transaction between HP and Poly, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated accretion to earnings and free cash flow and anticipated EBITDA), future opportunities, and any other statements regarding HP’s or Poly’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Words or phrases such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “targets,” “advances,” “commits,” “drives,” “aims,” “forecasts,” “approaches,” “seeks,” “schedules,” “predicts,” “projects,” “will,” “would,” “could,” “should,” “can,” “may,” “outlook,” “guidance,” “goals,” “objectives,” “strategies,” “opportunities,” “potential,” and similar terms or expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond the companies’ control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date thereof. Unless legally required, HP and Poly undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include the ability to obtain the requisite Poly stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied, including approval of the proposed transaction by Poly’s stockholders and receipt of regulatory approvals on the terms expected or on the anticipated schedules; the effects of disruption to HP’s or Poly’s respective businesses; the effect of this communication on HP’s or Poly’s stock prices and Poly’s ability to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the effects of industry, market, economic, political or regulatory conditions outside of HP’s or Poly’s control; HP’s ability to achieve the benefits from the proposed transaction, including its integration of the businesses and technologies; the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against HP or Poly; the occurrence of any events, change or other circumstance that could give rise to termination of the merger agreement; the risk that any regulatory approval, consent or authorization that may be required or the proposed transaction is not obtained or is obtained subject to conditions that are not expected; and unknown liabilities. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are described in HP’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended October 31, 2021, as well as in Poly’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended April 3, 2021 . Other unpredictable or unknown factors not discussed in this document could also have material adverse effects on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: March 28, 2022	By:	/s/ Rick Hansen
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate, and Corporate Secretary